										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2018	31,200	33,681	31,440	39,054	135,375
2019	40,097	41,352

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2018	9,721	7,802	10,547	15,554	43,624
2019	16,373	9,161

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2018	533	450	327	(177)	1,133
2019	(322)	(359)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2018	208	(229)	(438)	787	328
2019	(643)	(243)

	Income Before Taxes						Effective income tax rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2018	8,980	7,581	10,658	14,944	42,163	2018	9.0%	15.7%	13.7%	26.3%	17.5%
2019	17,338	9,763				2019	13.4%	18.3%

	Net Income
	Q1	Q2	Q3	Q4	FY
2018	8,176	6,393	9,200	11,016	34,785
2019	15,018	7,975

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	3,397	3,723	3,815	3,748	14,683
2019	3,813	4,238

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	2,452	6,730	5,450	6,298	20,930
2019	4,252	1,715

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2018	(8,029)	26,725	20,155	15,771	54,622
2019	(544)	22,632

	Net cash used for investing activities
	Q1	Q2	Q3	Q4	FY
2018	(2,088)	(6,192)	(5,142)	(4,965)	(18,387)
2019	(4,247)	(1,705)

NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2018	(10,117)	20,533	15,013	10,806	36,235
2019	(4,791)	20,927

	Net cash used for financing activities
	Q1	Q2	Q3	Q4	FY
2018	(8,080)	(23,984)	(11,915)	(8,599)	(52,578)
2019	(1,408)	(1,562)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2018	1,144	1,145	1,144	1,145	4,578
2019	1,153	1,327

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2018	50,768	27,983	17,496	11,021	11,021
2019	12,021	12,002

	Equity
	Q1	Q2	Q3	Q4	FY
2018	224,882	230,972	240,201	250,704	250,704
2019	264,267	272,150

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

Coal Mining
(in thousands, except tons of coal delivered)

	Tons of coal delivered - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2018	8.5	8.0	9.8	9.2	35.5
2019	8.6	6.9

	Tons of coal delivered - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2018	0.7	0.8	0.7	0.8	3.0
2019	0.6	0.9

	Revenues
	Q1	Q2	Q3	Q4	FY
2018	17,597	20,860	18,583	24,509	81,549
2019	16,750	22,570

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2018	1,519	792	2,493	6,633	11,437
2019	826	1,316

	Earnings of unconsolidated operations
	Q1	Q2	Q3	Q4	FY
2018	15,277	15,333	17,004	16,775	64,389
2019	15,781	13,529

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2018	8,099	8,227	9,683	11,547	37,556
2019	9,002	10,152

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2018	8,697	7,898	9,814	11,861	38,270
2019	7,605	4,693

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	2,841	3,092	3,097	3,087	12,117
2019	2,874	3,276

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	576	3,850	2,162	2,893	9,481
2019	3,870	1,623

North American Mining
(in thousands, except tons of limerock delivered)

	Tons of limerock delivered - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2018	1.9	1.6	1.7	1.8	7.0
2019	1.9	2.5

	Tons of limerock delivered - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2018	10.1	9.4	9.7	9.8	39.0
2019	9.8	9.3

	Revenues
	Q1	Q2	Q3	Q4	FY
2018	10,213	9,067	9,092	8,578	36,950
2019	10,775	10,728

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2018	847	669	677	1,496	3,689
2019	775	255

	Earnings of unconsolidated operations
	Q1	Q2	Q3	Q4	FY
2018	278	90	137	100	605
2019	489	614

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2018	491	602	533	750	2,376
2019	1,232	1,352

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2018	634	157	281	846	1,918
2019	32	(483)

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	395	427	441	246	1,509
2019	545	566

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	674	2,557	3,121	3,471	9,823
2019	—	—

Minerals Management
(in thousands)

	Revenues
	Q1	Q2	Q3	Q4	FY
2018	3,476	3,866	3,902	6,108	17,352
2019	12,686	8,242

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2018	3,116	3,466	3,037	5,611	15,230
2019	11,860	6,980

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2018	172	254	267	206	899
2019	191	191

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2018	2,944	3,212	2,770	5,405	14,331
2019	11,669	6,789

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2018	134	177	250	389	950
2019	366	367

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2018	1,032	150	—	224	1,406
2019	241	50